                                                                   Exhibit 10(f)
                                                                   -------------



       _________________________________________________________________

       _________________________________________________________________



                               CREDIT AGREEMENT

                           Dated as of May 22, 1995

                                    Between

                       GREEN TREE FINANCIAL CORPORATION

                                      and

                        FIRST BANK NATIONAL ASSOCIATION


       _________________________________________________________________

       _________________________________________________________________

                               CREDIT AGREEMENT

       CREDIT AGREEMENT dated as of May 22, 1995, among GREEN TREE FINANCIAL CORPORATION (the "Company"), a Minnesota corporation, and FIRST BANK NATIONAL ASSOCIATION, a national banking association, (the "Bank").

       The Company has requested that the Bank extend it a revolving credit facility in the aggregate principal amount of $15,000,000, the proceeds of borrowings under which facility are to be used by the Company to originate and acquire Chattel Paper. The Bank is willing to extend such revolving credit facility on the terms and subject to the conditions herein set forth. Accordingly, the Company and the Bank hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS.
                       --------------------------------

       Section 1.01 Certain Defined Terms. As used herein and, unless otherwise expressly defined herein, each exhibit and schedule hereto, the following terms shall have the following respective meanings (such meanings to be equally applicable to both the singular and plural form of the terms defined):

       "Affiliate": with respect to any Person, any other entity that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person.

       "Agreement": this Credit Agreement, as amended, supplemented, restated or otherwise modified and in effect from time to time.

       "Balance Supported Rate":  0.375% per annum.

       "Balance Supported Loans": any Loan which bears interest at the Balance Supported Rate in accordance with the provisions of Sections 2.02 or 2.05 hereof.

       "Board": the Board of Governors of the Federal Reserve System of the United States.

       "Borrowing Date": with respect to a Loan, the date specified as such in the applicable Notice of Borrowing or Conversion.

       "Business Day": any day (other than a day which is a Saturday, Sunday or legal holiday in the State of Minnesota) on which commercial banks are permitted to open for business in Minneapolis, Minnesota, and, with respect to Eurodollar Advances, a day on which dealings in Dollars may be carried on by the Bank in the interbank eurodollar market.

       "Capitalized Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13). "Capital Lease" shall have a correlative meaning.

       "Change in Control": shall be deemed to have occurred if (a) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) or two or more of such persons acting in concert shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) shares representing 25% or more of the aggregate ordinary voting power of all securities of the Company entitled to vote in the election of directors or (b) any such person or two or more of such persons acting in concert shall acquire by contract or otherwise, or shall enter into a contract or arrangement which upon consummation will result in its or their acquisition of control over, securities of the Company (or other securities convertible into such securities) representing 25% or more of the aggregate ordinary voting power of all securities of the Company entitled to vote in the election of directors.

       "Chattel Paper": conditional sale contracts, chattel mortgages, retail installment sale contracts or other chattel paper (including any promissory note issued in connection therewith or pursuant thereto) and floor plan loan receivables.

       "Code": the Internal Revenue Code of 1986, as amended and in effect from time to time.

       "Collateralized Securities": any security (including, without limitation, a participation certificate) that represents an interest in, or that is secured by, a pool of Chattel Paper.

       "Commitment": The obligation of the Bank to make Loans hereunder pursuant to Section 2.01 hereof.

       "Commitment Amount": $15,000,000 less the amount of any reduction under
  Section 2.04(d).

       "Compliance Certificate": the certificate of the Company, substantially in the form of Exhibit B hereto.

       "Consolidated Net Earnings": for a period of determination, the net earnings or net loss (in which case it will be a negative number) of the Company and the Subsidiaries as included in the Company's consolidated financial statements referred to in Sections 3.05, 4.01(a) and 4.01(b) hereof.

       "Consolidated Net Earnings Available for Restricted Payments": (a) 50% of Consolidated Net Earnings for the most recently concluded four fiscal quarter period (taken as one accounting period) of the Company and terminating preceding the date of any proposed Restricted Payment less (b) the aggregate amount of all Restricted Payments made during said four fiscal quarter period.

       "Consolidated Net Worth": at the time of any determination, the consolidated stockholders' equity of the Company and the Subsidiaries, as determined on a consolidated basis in conformity with GAAP consistently applied.

       "Control": the meaning given such term in Rule 12b-2 of the Exchange Act. "Controls" and "Controlled" shall have correlative meanings.

       "Designated Borrowing Subsidiary": each of Green Tree Financial Corporation (Delaware), a Delaware corporation, Green Tree Financial Servicing Corporation, a Delaware corporation, Green Tree Financial Corp. - Texas, a Delaware corporation, Green Tree Credit Corp., a New York corporation, Green Tree Consumer Discount Company a Pennsylvania corporation, Consolidated Acceptance Corporation, a Nevada corporation and Green Tree Financial Corp. - Alabama, a Delaware corporation.

       "Designated Borrowing Subsidiary Notes":  as such term is defined in
  Section 2.03 hereof.

       "Designated Borrowing Subsidiary Guaranty": a guaranty in the form of Exhibit C hereto, duly executed by the Company.

       "ERISA": the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

       "ERISA Affiliate": trades or businesses (whether or not incorporated) which are under common control with, or treated as a single employer with, the Company within the meaning of Section 414 of the Code, including the regulations promulgated thereunder.

       "Effective Date": the date on or after the date of this Agreement on which all of the conditions set forth in Section 5.01 hereof have been satisfied or waived in writing by the Bank.

       "Effective Period": the period from the Effective Date to the Business Day preceding the Termination Date.

       "Eurodollar Interbank Rate": The offered rate for deposits in United States Dollars (rounded upwards, if necessary, to the nearest 1/16 of 1%), for delivery of such deposits on the first day of an Interest Period of a Eurodollar Loan, for the number of days comprised therein, which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two Banking Days preceding the first day of the Interest Period of such Eurodollar Loan. If at least two rates appear on the Reuters Screen LIBO Page, the rate for such Interest Period shall be the arithmetic mean of such rates (rounded as provided above). If fewer than two rates appear, the rate for such Interest Period shall be determined by the Bank based on rates offered to the Bank for United States Dollar deposits in the interbank eurodollar market. "Reuters

Screen LIBO Page" means the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO Page on that service for the purpose of displaying London interbank offered rates of major banks for Unites States Dollar deposits).

     "Eurodollar Loan": Any Loan which bears interest at a rate determined by reference to the Eurodollar Rate (Reserve Adjusted) in accordance with the provisions of Sections 2.02 or 2.05 hereof.

     "Eurodollar Rate (Reserve Adjusted)": A rate per annum (rounded upward, if necessary, to the nearest 1/16th of 1%) calculated for the Interest Period of a Eurodollar Loan in accordance with the following formula:

                                 Eurodollar Interbank Rate
                    ERRA    =    -------------------------
                                         1.00 - ERR

     In such formula, "ERR" means "Eurodollar Reserve Rate" and "ERRA" means "Eurodollar Rate (Reserve Adjusted)", in each instance determined by the Bank for the applicable Interest Period. The Bank's determination of all such rates for any Interest Period shall be conclusive in the absence of manifest error.

     "Eurodollar Reserve Rate": A percentage equal to the daily average during such Interest Period of the aggregate maximum reserve requirements (including all basic, supplemental, marginal and other reserves), as specified under Regulation D of the Federal Reserve Board, or any other applicable regulation that prescribes reserve requirements applicable to Eurocurrency liabilities (as presently defined in Regulation D) or applicable to extensions of credit by the Bank the rate of interest on which is determined with regard to rates applicable to Eurocurrency liabilities. Without limiting the generality of the foregoing, the Eurocurrency Reserve Requirement shall reflect any reserves required to be maintained by the Bank against (i) any category of liabilities that includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets that includes Eurodollar Loans.

     "Event of Default":  as such term is defined in Section 6.01 hereof.

     "Exchange Act": The Securities Exchange Act of 1934, as amended and in effect from time to time.

     "FHA":  the Federal Housing Administration and any successor thereto.

     "Facility Fee":  as such term is defined in Section 2.06 hereof.

     "GAAP": generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "Governmental Authority": any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

     "Guarantee": any obligation, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise, and without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any direct or indirect security therefor, (b) to purchase property, securities, or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital, or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or otherwise to protect the owner thereof against loss in respect thereof, or (d) entered into for the purpose of assuring in any manner the owner of such indebtedness of the payment of such Indebtedness or to protect such owner against loss in respect thereof; provided, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

     "Immediately Available Funds": funds with good value on the day and in the city in which payment is received.

     "Indebtedness": with respect to any Person at any time, without duplication, all obligations of such Person which, in accordance with GAAP consistently applied, should be classified as liabilities on a consolidated balance sheet of such Person prepared in accordance with GAAP consistently applied, but in any event shall include: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (f) all obligations of others secured by any lien, mortgage, security interest or other encumbrance on property owned or acquired by such

Person, whether or not the obligations secured thereby have been assumed, (g) all Capitalized Lease Obligations of such Person, (h) all obligations of any partnership or joint venture as to which such Person is or may become personally liable and (i) all Guarantees by such Person of Indebtedness of others.

     "Interest Payment Date": with respect to interest accrued on (a) each Reference Rate Loan and Balance Supported Loan, the first Business Day of each calendar month, and (b) each Eurodollar Loan, the last day of each applicable Interest Period for interest on principal subject to such Interest Period.

     "Interest Period": For any Eurodollar Advance, the period commencing on the borrowing date of such Eurodollar Advance or the date a Reference Rate Advance is converted into such Eurodollar Advance, or the last day of the preceding Interest Period for such Eurodollar Advance, as the case may be, and ending on the numerically corresponding day one, two or three months thereafter, as selected by the Borrower pursuant to Section 2.02 or Section 2.05; provided, that:

     (i) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day unless such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

     (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

     (iii)  no Interest Period shall extend beyond the Termination Date.

     "Investment": as applied to any Person, any direct or indirect purchase or other acquisition by that Person of, or a beneficial interest in, stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness and accounts receivable from that other Person which did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. Chattel Paper held by the Company or a Subsidiary in the ordinary course of its business shall not constitute Investments if it is eligible for sale in asset-backed securitization by the Company.

     "Leverage Ratio": at the time of any determination, the ratio of (a) Total Indebtedness to (b) Consolidated Net Worth.

     "Lien": any mortgage, pledge, lien, security interest, UCC-1 financing statement filed for other than informational purposes, encumbrance, conditional sale, title retention agreement or analogous instrument or arrangement, in, of, or on any of the assets or properties, now owned or hereafter acquired, of the Company or any Subsidiary, whether arising by agreement or operation of law.

     "Loan":  as such term is defined in Section 2.01(a) hereof.

     "Loan Documents": this Agreement, the Note, the Designated Borrowing Subsidiary Guaranty, each Designated Borrowing Subsidiary Note, and all other agreements, instruments, certificates and other documents executed and delivered pursuant to or in connection therewith, as the same may be supplemented, amended or otherwise modified and in effect from time to time hereafter.

     "Margin Stock":  the meaning given such term under Regulation U.

     "Material Adverse Effect":  any occurrence, condition or circumstance which
(a) has a materially adverse effect on the business, assets, operations or financial condition of the Company and the Subsidiaries taken as a whole, (b) is a material impairment of the ability of the Company to perform any material obligation under any Loan Document to which it now is or hereafter becomes a party or (c) is a material impairment of any of the material rights of or benefits available to the Bank under any Loan Document.

     "Multiemployer Plan":  any "multiemployer plan," as such term is defined in
Section 4001(a)(3) of ERISA, to which the Company or any of its ERISA Affiliates contributes on behalf of employees of the Company or any of its ERISA Affiliates.

     "Note":  as such term is defined in Section 2.03 hereof.

     "Notes":  the Note and each Designated Borrowing Subsidiary Note.

     "Plan": each employee benefit plan (whether now in existence or hereafter instituted), as such term is defined in Section 3(3) of ERISA, maintained for the benefit of employees, officers or directors of the Company or any ERISA Affiliate.

     "Prohibited Transaction": as such term is defined in Section 4975 of the Code or Section 406 of ERISA.

     "Rate Options": the Balance Supported Rate, Eurodollar Rate and Reference Rate plus any applicable interest rate margin in the instance of the Eurodollar Rate and Reference Rate.

   "Reference Rate": at the time of any determination thereof, the rate per annum which is most recently publicly announced by the Bank as its "reference rate," which may be a rate at, above or below which the Bank lends to other Persons.

     "Reference Rate Loan": any Loan which bears interest at a rate determined by reference to the Reference Rate in accordance with the provisions of Section 2.05(b) hereof.

     "Regulation D": Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder and thereof.

     "Regulation G":   Regulation G of the Board as from time to time in effect
and all official rulings and interpretations thereunder or thereof.

     "Regulation U": Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation X": Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulatory Change": any change after the date of this Agreement in United States Federal, state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including any bank under any United States Federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Reportable Event": a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event.

     "Restricted Payments": with respect to the Company, collectively, (a) all dividends or other distributions of any nature (cash, securities (other than common stock of the Company), assets or otherwise), and all payments on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by the Company, whether such securities are now or may hereafter be authorized or outstanding; (b) all purchases, redemptions or other retirements of any such class of equity securities; (c) any other distribution in respect of any of the foregoing, in each case, whether directly or indirectly through any Subsidiary of the Company or otherwise; and (d) all direct or indirect voluntary prepayments, defeasements, transactions which in substance constitute defeasements, purchases, redemptions, retirements or other acquisitions of any Subordinated Indebtedness.

     "Subordinated Indebtedness": (a) the Company's existing subordinated debentures as described in the audited financial statements referred to in
Section 3.05 hereof and any of the Company's Senior Subordinated Notes due June 1, 1999 issued in exchange therefor, and (b) Indebtedness of the Company created after the date of this Agreement which is subordinated in right of payment to the Note in a manner and to an extent which the Bank has approved in writing prior to the creation of such Indebtedness.

     "Subsidiary": at the time of any determination, any corporation or other entity of which securities or other ownership interests which have ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company; such term shall include each Designated Borrowing Subsidiary.

     "Termination Date": the earlier of the date on which the Commitments terminate pursuant to Section 2.04(c) hereof or are terminated pursuant to
Section 6.02 hereof.

     "Total Indebtedness": all obligations, liabilities and indebtedness (as would appear on a balance sheet) of the Company and the Subsidiaries as determined in accordance with GAAP consistently applied other than Subordinated Indebtedness.

     "Type": when used with respect to any Loan or any Borrowing comprised of Loans, the Rate Option by reference to which interest on such Loan or Loans comprising such Borrowing is determined.

     "Unfunded Liabilities": (a) in the case of Plans subject to Title IV of ERISA (other than Multiemployer Plans), the amount (if any) by which the present value of all vested nonforfeitable benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation report prepared by the actuary for such Plan, and
(b) in the case of Multiemployer Plans, the withdrawal liability of the Company and its ERISA Affiliates.

     "Unmatured Event of Default": any event which with the lapse of time or with notice to the Company and lapse of time would constitute an Event of Default.

     Section 1.02 Accounting Terms and Calculations. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Company and the Bank agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

     Section 1.03 Computation of Time Periods. In this Agreement, in the computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until"" each means "to but excluding".

     Section 1.04 Other Definitional Terms. The words "hereof', "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and like references are to this Agreement unless otherwise specified. Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or."


                                  ARTICLE II

                             THE CREDIT FACILITY.
                             --------------------

     Section 2.01 Commitment. Upon the terms and subject to the conditions hereof, the Bank agrees to make loans (each a "Loan" and, collectively, the "Loans") to the Company and each of the Designated Borrowing Subsidiaries pursuant to this Article II on a revolving basis at any time and from time to time during the Effective Period, during which period the Company and each Designated Borrowing Subsidiary may borrow, repay and reborrow and continue or convert an outstanding Loan in accordance with the provisions hereof; provided, that a Bank shall not be obligated to make a Loan: (i) that would cause the Loans to any single Designated Borrowing Subsidiary to exceed $1,000,000; or
(ii) that would cause the aggregate amount of the Loans to the Company and all Designated Borrowing Subsidiaries to exceed the Commitment Amount. The Loans to the Company may be maintained, at the election of the Company as provided herein, as Reference Rate Loans, Balance Supported Loans or Eurodollar Loans or any combination thereof permitted hereunder. The Loans to any Designated Borrowing Subsidiary shall be maintained as Balance Supported Loans or Reference Rate Loans.

     Section 2.02 Borrowing Procedure. In order to request a Borrowing hereunder, the Company or the relevant Designated Borrowing Subsidiary shall hand deliver, telex or telecopy to the Bank a Notice of Borrowing or Conversion specifying: (i) the proposed Borrowing Date which shall be a Business Day, (ii) the aggregate principal amount of the Loans to be made on such date, which shall be in the minimum amount of $500,000 or an integral multiple of $100,000 in excess thereof in the instance of Loans to the Company or in the minimum amount of $10,000 or an integral multiple of $1,000 in excess thereof in the instance of Loans to a Designated Borrowing Subsidiary, and (iii) whether such Loans are to be Balance Supported Loans, Reference Rate Loans or Eurodollar Loans. The Notice of Borrowing or Conversion shall be given (i) in the case of Balance Supported Loans and Reference Rate Loans, by 3:00 p.m. (Minneapolis time) on the proposed Borrowing Date and (ii) in the case of Eurodollar Loans, by 10:00 a.m. (Minneapolis time), two Business Days prior to the proposed Borrowing Date. Notice of Borrowing or Conversion hereunder shall be irrevocable upon receipt thereof by the Bank.

     Section 2.03 The Notes. On or before the initial Borrowing Date, the Company shall duly execute and deliver to the Bank its promissory notes in the form of Exhibit A hereto (the "Note"), dated the day of delivery thereof and appropriately completed, in the Commitment Amount as originally in effect. On or before the date of any Loan to a Designated Borrowing Subsidiary, such Designated Borrowing Subsidiary shall duly execute and deliver to the Bank its promissory note in the form of Exhibit A-1 hereto (each, a "Designated Borrowing Subsidiary Note"), dated not later than the day of such borrowing and appropriately completed. The Company hereby authorizes the Bank to enter on a schedule attached to the relevant Note the amount and Type of each Loan, each conversion of each such Loan, each payment thereon and the other information provided for on such schedule. The Bank shall enter such information on its ledgers and computer records; provided, however, that the failure by the Bank to make any such entry or any error in making such entry with respect to any Loan or each conversion of a Loan or each payment on a Loan shall not limit or otherwise affect the obligation of the Company or the Designated Borrowing Subsidiary under the relevant Note, and, in all events, the principal amount owing by the Company or the Designated Borrowing Subsidiary in respect of the relevant Note shall be the aggregate amount of all Loans less all payments and prepayments of principal thereof.

     Section 2.04 Payments and Options and Mandatory Prepayments of Loans; Reduction and Termination of Commitments.

     (a) Payment of the Loans. Principal of the Loans, together with all accrued, unpaid interest thereon, shall be due and payable on the Termination Date.

     (b) Optional Prepayments of the Loans. The Company shall have the right at any time to prepay the Loans without penalty or premium but subject to
     Section 2.09, in whole or in part; provided, that each partial prepayment shall be in an amount equal to $500,000 or an integral multiple of $100,000 in excess thereof, or in the instance of a Loan to a Designated Borrowing Subsidiary, in an amount equal to $10,000 or an integral multiple of $1,000 in excess thereof.

     (c) Termination of the Commitment. The Company and the Bank shall each have the right, at any time prior to the termination of the Commitment pursuant to Section 6.02, to terminate the Commitment by notice to the other party (which may be given at the sole discretion of either party). Each such notice (whether by the Bank or the Company) shall be effective 90 calendar days from the date on which the notice is given to the other party. Any termination of the Commitment pursuant to Section 6.02 will supersede any notice of termination given under this Section. Upon the termination of the Commitment, the Bank shall have no obligations to make any further Loans hereunder and all obligations and liabilities of the Company to the Bank hereunder, including principal and interest and all accrued facility fees accrued, shall be paid in full by the Company. Such payment shall be subject to the provisions of Section 2.09.

     (d) Optional Reduction of Commitment. The Company may, at any time, upon no less than 10 Business Days' prior written notice to the Bank, reduce the Commitment, with any such reduction in a minimum amount of $1,000,000 or an integral multiple thereof. Upon any reduction in the Commitment pursuant to this Section, the Company and the Designated Borrowing Subsidiaries shall pay to the Bank the amount, if any, by which the aggregate unpaid principal amount of outstanding Loans exceeds the Commitment as so reduced. Amounts so paid cannot be reborrowed.

     Section 2.05 Conversions of Outstanding Loans. Subject to the terms and conditions of this Agreement, the Company shall have the option at any time to convert all or any portion of the outstanding Loans (in minimum amounts, as to the aggregate principal amount of the outstanding Loans so converted, of $500,000 or aggregate integral multiple of $100,000 in excess thereof) into Loans of the other type. The Company shall provide the Bank with a Notice of Borrowing or Conversion (i) in the case of Balance Supported Loans or Reference Rate Loans, by 3:00 p. m. (Minneapolis time) on the day of the proposed conversion, and (ii) in the case of conversion to a Eurodollar Loan, by 10:00 a.m. (Minneapolis time) two Business Days prior to the proposed conversion which notice shall set forth the proposed date for such conversion which shall be a Business Day. Any notice given by the Company under this Section 2.05 shall be irrevocable.

     Section 2.06  Interest and Facility Fee

     (a) Interest on Loans. The Company and each Designated Borrowing Subsidiary will pay the Bank interest on the unpaid principal amount of each outstanding Loan made to it by the Bank at the following rates per annum:

          (i) during such period as such Loan is a Balance Supported Loan, at the Balance Supported Rate, subject to payment of further amounts as provided in Section 2.13 hereof;

          (ii) during such period as such Loan is a Reference Rate Loan, a floating rate equal to the Reference Rate, and

          (iii) during such period as such Loan is a Eurodollar Loan, a floating rate equal to the Eurodollar Rate plus 0.25% per annum.

     Interest on each Loan, accrued as aforesaid, shall be payable on each applicable Interest Payment Date, on the Termination Date and on the date such Loan is prepaid in full.

     (b) Interest Rate After Maturity or Default. Any Loan not paid at maturity, whether by acceleration or otherwise, shall bear interest until paid at a rate per annum equal to the Reference Rate from time to time in effect plus 2% per annum.

     (c) Facility Fee. The Company agrees to pay to the Bank a facility fee (the "Facility Fee") equal to 0.125% per annum on the average daily amount of the Commitment (whether used or unused) for the period from the Effective Date to and including the Termination Date.

     Section 2.07  Payments; Computations.

     (a) Payments. Payments and prepayments of principal of, and interest on, the Obligations payable to the Bank shall be made without setoff or counterclaim in Immediately Available Funds not later than 2:00 p.m. (Minneapolis time) on the dates called for under this Agreement at the main office of the Bank in Minneapolis. Funds received after such time shall be deemed to have been received on the next Business Day. If any payment of principal of, or interest on, the Notes, becomes due and payable on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of any interest on such principal payment.

     (b) Computations. Facility Fees and interest on the Loans shall be computed on the basis of actual days elapsed and a year of 360 days.

     Section 2.08 Right of Setoff. Whenever an Event of Default shall have occurred and be continuing, the Company and each Designated Borrowing Subsidiary hereby irrevocably authorizes the

  Bank to set off and apply to the Obligations owed to it against all deposits and credits of the Company or any Designated Borrowing Subsidiary with, and any and all claims of the Company or any Designated Borrowing Subsidiary against, the Bank, whether or not said Obligations, or any part thereof, shall be then due. The Bank agrees promptly to notify the Company of any such setoff and the application thereof made by the Bank.

       Section 2.09 Funding Losses. The Company will indemnify the Bank upon demand against any loss or expense which the Bank may sustain or incur (including, without limitation, any loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund, or maintain any Loan) as a consequence of (i) any failure of the Company to make any payment when due of any amount due hereunder or under the Note, (ii) any failure of the Company to borrow, continue or convert a Loan on a date specified therefor in a notice thereof, or (iii) any payment (including, without limitation, any payment pursuant to Section 2.04(b), 2.04(c), 2.04(d) or 6.2), prepayment or conversion of any Eurodollar Loan on a date other than the last day of the Interest Period for such Eurodollar Loan. Determinations by the Bank for purposes of this Section 2.09 of the amount required to indemnify the Bank shall be conclusive in the absence of manifest error.

       Section 2.10 Increased Capital Requirements. In the event that compliance by the Bank with any present or future applicable law or governmental rule, requirement, regulation, guideline or order (whether or not having the force of law but with respect to which similarly situated banks generally comply) regarding capital adequacy has the effect of reducing the rate of return on the Bank's capital as a consequence of its commitments to make, continue or convert any Loans to a level below that which the Bank would have achieved but for such compliance (taking into consideration the Bank's policies with respect to capital adequacy), then from time to time the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. A certificate as to the amount of any such reduction (including calculations in reasonable detail showing how the Bank computed such reduction and a statement that the Bank has not allocated to its Commitment or outstanding Loans a proportionately greater amount of such reduction than is attributable to each of its other commitments to lend or to each of its other outstanding credit extensions that are affected similarly by such compliance by the Bank, whether or not the Bank allocates any portion of such reduction to such other commitments or credit extensions) shall be furnished promptly by the Bank to the Company.

       Section 2.11 Increased Cost.

       (a) Notwithstanding any other provision herein, if any Regulatory Change shall change the basis of taxation of payments to the Bank of the principal of or interest on any Eurodollar Loan or any other fees or amounts payable hereunder (other than local, state or federal taxes imposed on the overall net income of the Bank by the jurisdiction in which the Bank has its principal office or by any political subdivision or taxing authority therein), shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit or loan commitments extended by, the Bank (except any such reserve requirement which is reflected in the Eurodollar Rate), or shall impose on the Bank any other condition affecting the Eurodollar Loans made by the Bank, and the result of any of the foregoing shall be to increase the cost to the Bank of maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by the Bank hereunder (whether of principal, interest or otherwise) in respect thereof, then the Company shall pay to the Bank, upon the Bank's demand, such additional amount or amounts as will compensate the Bank for such additional costs or reduction.

       (b) The Bank shall deliver to the Company a statement setting forth any amount or amounts as the Bank has calculated in good faith shall be necessary to compensate it as specified in Section 2.11 hereof and a written explanation for the increased compensation, consisting of a description of the event giving rise thereto and a calculation of the basis for the amount or amounts requested, which statement shall be conclusive absent manifest error. The Company shall pay the Bank the amount shown as due on any such statement within ten days after its receipt of the same.

       (c) Failure on the part of the Bank to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any Interest Period shall not constitute a waiver of the Bank's rights to demand compensation for any increased costs or reduction in amounts received or receivable in such Interest Period or in any other Interest Period or otherwise. The protection under this Section 2.11 shall be available to the Bank regardless of any contention of the invalidity or inapplicability of any law or regulation which shall give rise to any demand by the Bank for compensation.

       Section 2.12 Use of Proceeds of Loans. The Company will use the proceeds of the Loans for the purpose of paying in full its obligations under the Existing Credit Agreement and the balance for the purpose of originating or acquiring Chattel Paper.

       Section 2.13  Additional Terms and Conditions for Balance Supported
  Loans.

       (a) Maintenance of Balances. To induce the Bank to make and maintain Balance Supported Loans, the Company and the Designated Borrowing Subsidiaries shall maintain on deposit in a non-interest bearing account with the Bank for each calendar month for which a Balance Supported Loan is outstanding, Average Daily Available Deposits in an amount (the "Required Available Deposit Amount") equal to the Average Daily Balance Supported Balance for such month divided by the Average Daily Reserve Factor for such month. The Bank shall determine for each calendar month the amount of Average Daily Available Deposits and the amount, if any, by which such Average Daily Available Deposits exceeds (a "Deposit Surplus") or is less than (a "Deposit Deficiency") the Required Available Deposit Amount of such month. Any Deposit Surplus or Deposit Deficiency for any month will be carried forward and applied to increase or reduce, as the case may be, Deposit Surpluses or Deposit Deficiencies determined for subsequent calendar months in the same calendar quarter. Unless the Bank shall otherwise agree with the Company, net Deposit Surpluses shall not be carried forward to succeeding calendar years.

       (b) Deficiency Fee. If a net Deposit Deficiency exists for a full calendar quarter with respect to Balance Supported Loans, the Company shall pay to the Bank a deficiency fee ("Deficiency Fee") equal to the product of (a) such net Deposit Deficiency, times (b) the Average Daily Reference Rate for such quarter, times (c) the quotient of (i) the actual number of days in such quarter divided by 3, divided by (ii) 360. The Bank shall notify the Company in writing of the amount of monthly Deposit Surpluses or Deficiencies and of the amount of any Deficiency Fee as soon as practicable after the end of each calendar quarter. The Bank's written notice shall be presumed to be correct in the absence of manifest error.

       (c) Additional Defined Terms. For purposes of the foregoing the capitalized terms not defined in Section 1.1 hereof shall have the following meanings:

            "Available Deposits": at the time of any determination, interest-free collected deposit balances maintained by the Company with the Bank, in excess of those which the Bank determines to be necessary to support other banking services provided to the Company and to compensate the Bank for costs of insurance of the Federal Deposit Insurance Corporation (or any successor), which services and costs are not covered by cash payments by the Company.

            "Average Daily Available Deposits": with respect to a calendar month, the average daily amount of Available Deposits on deposit with the Bank during such calendar month.

            "Average Daily Reference Rate": with respect to a calendar quarter, the average daily Reference Rate in effect during such calendar quarter.

            "Average Daily Reserve Factor": with respect to any calendar month, the average daily amount of the Reserve Factor in effect during such month.

            "Average Daily Balance Supported Balance": with respect to any calendar month, the total average daily unpaid principal balance of the Bank's Balance Supported Loans outstanding under the Credit Agreement during such calendar month.

            "Reserve Factor":  as of any date, a number equal to the number one
            (1) minus the percentage (expressed as a decimal rather than a percentage) stipulated by Regulation D as the highest marginal percentage of net demand deposits required to be maintained on reserve by the Bank.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES.

       The Company hereby represents and warrants to the Bank that:

       Section 3.01 Organization, Standing, etc. The Company and each Designated Borrowing Subsidiary: (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (b) has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted, to execute and deliver each of the Loan Documents and to perform all of its obligations under each and all of the foregoing, (c) holds all state certificates of authority, licenses and permits necessary to carry on its business as presently conducted in each jurisdiction in which it is carrying on such business, except where the failure to hold such certificates, licenses or permits would not have a Material Adverse Effect and (d) is duly authorized and in good standing in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary, except where the failure to so qualify would not permanently preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

       Section 3.02 Authorization and Enforceability. The execution, delivery and performance by the Company and each Designated Borrowing Subsidiary of each of the Loan Documents and the borrowing of moneys thereunder (a) are within its corporate powers, have been duly authorized by all necessary corporate action

  (including any necessary shareholder approval), (b) do not and will not contravene or conflict with any provisions of (i) its Articles of Incorporation or by-laws, (ii) any provision of law, statute, rule or regulation applicable to the Company or any Designated Borrowing Subsidiary,
  (iii) any order of any Governmental Authority applicable to the Company or any Designated Borrowing Subsidiary or (iv) any indenture, agreement or other instrument to which it is a party or by which it or any of its property is bound, (c) will not result in the breach or constitute a default under any such indenture, agreement or other instrument or (d) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company. Each of the Loan Documents constitutes the legal, valid and binding obligation of the Company and any relevant Designated Borrowing Subsidiary, enforceable against the Company or such Designated Borrowing Subsidiary in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency or other similar laws affecting creditors' rights generally).

       Section 3.03 Subsidiaries. Schedule 3.03 hereto correctly sets forth as of the date of this Agreement the name of each Subsidiary, the jurisdiction of its incorporation, the name of its immediate parent, and the percentage of the common stock of which is owned directly or indirectly by the Company. Each such Subsidiary (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has all necessary corporate power and authority to carry on its business as now conducted and proposed to be conducted, (c) holds all state certificates of authority, licenses and permits necessary to carry on its business as presently conducted in each jurisdiction in which it is carrying on such business, except where the failure to hold such certificates, licenses or permits would not have a Material Adverse Effect and (d) is duly qualified and in good standing in all jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary, except where the failure to so qualify would not permanently preclude such Subsidiary from enforcing its rights with respect to any material asset or expose such Subsidiary to any material liability.

       Section 3.04 Governmental Approvals. No action, consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Company or any Designated Borrowing Subsidiary in connection with the execution and delivery of any Loan Document or the performance of or compliance with the terms, provisions or conditions hereof and thereof, except such as have been obtained and are in full force and effect.

       Section 3.05 Financial Statements. The Company's annual audited consolidated financial statements consisting of a consolidated balance sheet as at December 31, 1994 and consolidated statements of operations, stockholders' equity and cash flows for the period ending December 31, 1994, copies of which have been furnished to the Bank, have been prepared in accordance with GAAP consistently applied and fairly present the financial condition and the results of operations of the Company and the Subsidiaries as of such dates and for the periods covered and disclose all material liabilities of the Company and the Subsidiaries.

       Section 3.06 No Material Adverse Change. There has been no material adverse change in the business, assets, operation, prospects or condition (financial or other) of the Company and the Subsidiaries, taken as a whole, since December 31, 1994.

       Section 3.07 ERISA. As of the date of this Agreement, there are no Unfunded Liabilities. Each Plan complies in all material respects with all applicable requirements of law and regulations. Except for any event described below where the additional liability to the Company and any of its ERISA Affiliates would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, no Reportable Event has occurred with respect to any Plan subject to Title IV of ERISA (other than any Multiemployer
  Plan), neither the Company nor any of its ERISA Affiliates has incurred any withdrawal liability, whether or not assessed, which has not been paid in full, and no steps have been taken to terminate any underfunded Plan subject to Title IV of ERISA (other than any Multiemployer Plan).

       Section 3.08 Title to Properties; Possession Under Leases.

       (a) Each of the Company and each Subsidiary has (a) good and marketable title to, or valid, subsisting and enforceable leasehold interests in, all its real properties and (b) good and sufficient title or valid, subsisting and enforceable leasehold interests to its other material properties and assets, including all real properties, properties and assets referred to as owned by it in the audited financial report as at December 31, 1994 (except those assets disposed of since such date in the ordinary course of business). None of such properties or assets is subject to any Lien except Liens permitted by Section 4.10 hereof.

       (b) Each of the Company and the Subsidiaries has complied with all material obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of the Company and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

       Section 3.09 Investment Company Act; Public Utility Holding Company Act. Neither the Company nor any Subsidiary is (a) an "investment company" within the meaning of the Investment Company

  Act of 1940, as amended or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

       Section 3.10 Tax Returns. All appropriate federal, state and local income tax returns which are required to have been filed by the Company and the Subsidiaries for all of its taxable periods either have been filed or timely extensions obtained. All taxes as shown on said returns or on any assessments received by it have been paid when due except taxes that are being contested in good faith by appropriate proceedings and for which the Company shall have set aside on its books whatever reserves are required by GAAP consistently applied. The Company knows of no proposed material tax assessment against it or any Subsidiary or any basis therefor.

       Section 3.11 Securities Act. Neither it nor any Subsidiary has issued any unregistered securities in violation of the registration requirements of
  Section 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, in any material respect.

       Section 3.12 Federal Reserve Regulations.

       (a) Neither the Company nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

       (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

       Section 3.13 Material Agreements. The Company is not a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in
  (a) any agreement to which it is a party, which could reasonably be expected to have a Material Adverse Effect or (b) any agreement or instrument evidencing or governing Indebtedness.

       Section 3.14 Litigation.

       (a) There is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any business, property or rights thereof (or any basis therefor known to it) at law or in equity or by or before any Governmental Authority which (i) questions the validity of any Loan Document or any action taken or to be taken pursuant thereto, or (ii) except as set forth in Schedule 3.14 hereto which could reasonably be expected, either in any case or in the aggregate, to have a Material Adverse Effect.

       (b) Neither the Company nor any Subsidiary is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority applicable to it, where such violation or default could reasonable be expected to have a Material Adverse Effect.

       Section 3.15 Indebtedness. As of the date of this Agreement neither the Company nor any Subsidiary has any outstanding Indebtedness except Indebtedness described in Schedule 3.15 hereto.

       Section 3.16 Environmental Matters. Each of the Company and the Subsidiaries has complied in all material respects with all Federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to environmental pollution or to environmental regulation or control. Neither the Company nor any Subsidiary has received notice of any failure so to comply which alone or together with any other such failure could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries manages any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants, as those terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act, the Clean Water Act or any other applicable law, in violation of any such law or any regulations promulgated pursuant thereto or in any other applicable law.

       Section 3.17 No Material Misstatements.

       (a) No report, financial statement, schedule or other information relating to historical events or conditions furnished to the Bank or the Bank by the Company, in connection with this Agreement contains (or will, when furnished to the Bank, contain) any material misstatement of fact or omitted or omits (or will, when furnished to the Bank or the Bank, omit) to state any material fact necessary to make the statements therein, when taken as a whole, not misleading.

       (b) Based upon all information currently available to the Company, any report, projection, schedule or other information relating to forecast of future events or conditions furnished to the Bank or the Bank by the Company in connection with this Agreement has been prepared on a reasonable basis based upon reasonable assumptions.


                                   ARTICLE IV
                                   COVENANTS.
                                   ---------

       From the date of this Agreement until the expiration or termination of the Commitments and thereafter so long as any Loan remains outstanding or any other Obligation remains unpaid, the Company will, unless the Bank shall otherwise consent in writing:

       Section 4.01 Financial Statements.  Furnish to the Bank:

       (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, the financial statements of the Company and the Subsidiaries, prepared on a consolidated basis, consisting of at least consolidated statements of operations, stockholders' equity and cash flows for such year, and a consolidated balance sheet as of the end of such year, setting forth in each case, in comparative form, corresponding figures for the previous fiscal year and at the end of the preceding fiscal year, certified by KMPG Peat Marwick L.L.P. or other independent certified public accountants of recognized standing selected by the Company, whose certificate shall be satisfactory to the Bank;

       (b) as soon as available and in any event within 45 days after the end of each quarter of the Company's fiscal year, a copy of the unaudited financial statements of the Company and the Subsidiaries, prepared on a consolidated basis in a manner similar to its annual audited report, consisting of at least statements of income, retained earnings and changes in the consolidated financial condition of the Company for such quarter and for the period from the beginning of the then current fiscal year to the end of such quarter, setting forth, in each case, in comparative form, figures for the corresponding periods in the preceding fiscal year and as of a date one year earlier, certified as accurate by the principal financial officer of the Company, subject to changes resulting from normal year-end adjustments;

       (c) as soon as available and in any event within 45 days after the end of each quarter of each fiscal year of the Company, a properly completed Compliance Certificate signed by the chief financial officer of the Company or his deputy;

       (d) promptly upon their becoming publicly available, copies of all financial statements, reports, notices and proxy statements sent by the Company to its shareholders and copies of all of its reports on Form 10-Q, Form 10-K, registration statements under the Securities Act of 1933 and other periodic reports filed pursuant to the Securities Exchange Act of 1934; and

       (e) from time to time such other information regarding the business, affairs and financial condition of the Company as the Bank may reasonably request.

       Section 4.02 Corporate Existence; Businesses and Properties. Maintain, and, except as provided in Section 4.11 hereof, cause each Subsidiary to maintain, (a) its corporate existence in good standing under the laws of the jurisdiction of its incorporation and (b) its right to transact business in each jurisdiction in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary except where the failure to so qualify would not permanently preclude the Company from enforcing its rights with respect to any material assets or expose the Company to any material liability, do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business and the business of the Subsidiaries, and maintain and preserve at all times all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

       Section 4.03 Compliance with Laws, etc. Comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority applicable to the Company, whether now in effect or hereafter enacted, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

       Section 4.04 ERISA. At all times maintain, and cause each Subsidiary to maintain, each of its Plans in compliance with all material applicable requirements of ERISA and of the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code and will not and not permit any of its ERISA Affiliates to (a) engage in any transaction in connection with which the Company or any of its ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in either case in an amount exceeding $50,000, (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Company or any of its ERISA Affiliates is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such.-term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any Plan in an aggregate amount exceeding $50,000 or (c) fail to make any payments in an aggregate amount exceeding $100,000 to any Multiemployer Plan that the Company or any of its ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

       Section 4.05 Insurance. Keep, and cause each Subsidiary to keep, its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain, and cause each Subsidiary to maintain, such other insurance, to such extent and against such risks, including errors and omission coverage, fidelity coverage and fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law or the Pledge and Security Agreement.

       Section 4.06 Obligations and Taxes. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Company shall have set aside on its books whatever reserves are required in accordance with GAAP and cause each Subsidiary to do likewise.

       Section 4.07 Litigation and Other Notices. Furnish to the Bank prompt written notice of the following promptly after any officer of the Company who is charged with the responsibility of administering this Agreement becomes aware of the same:

       (a) any Event of Default or Unmatured Event of Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

       (b) the filing or commencement of, or receipt of notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any

       Governmental Authority, against the Company or any Affiliate thereof which could reasonably be expected to have a Material Adverse Effect;

       (c) any development affecting or relating to the Company or any Subsidiary, including without limitation any development in the litigation referred to in Schedule 3.14 hereto, that in the reasonable judgment of the Company has had, or could reasonably be expected to have, a Material Adverse Effect;

       (d) the issuance by any Governmental Authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting the Loans or the initiation of any litigation or similar proceeding seeking any such injunction, order or other restraint.

       Section 4.08 Books and Records; Inspections. Keep, and cause each of the Subsidiaries to keep, proper books and records of account in which full, true and correct entries will be made of all its dealings, business and affairs in accordance with GAAP consistently applied and consistent with the principles applied in the preparation of the financial statements referred to in Section
  3.05 hereof and permit any Person designated by the Bank in writing, at the expense of the Bank, to visit and inspect any of the properties, corporate books and financial records of the Company and to copy and make extracts therefrom and to discuss its affairs and finances with the principal officers of the Company and its independent certified public accountants, all at such times as the Bank shall reasonably request.

       Section 4.09 Liens. Not, and not permit any Subsidiary to, create, incur, assume or suffer to be created, incurred or exist any Lien with respect to property now owned or hereafter acquired by the Company or such Subsidiary, except:

       (a) Liens in connection with the acquisition of property after the date hereof by way of purchase money mortgage, conditional sale or other title retention agreement, Capitalized Lease Obligations or other deferred payment contract, and attaching only to the property being acquired,

       (b) Liens existing on the date of this Agreement and described in
       Schedule 4.09 hereto,

       (c) deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, incurred in the ordinary course of business of the Company,

       (d) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which whatever reserves required by GAAP have been established,

       (e) Liens incurred or deposits or pledges made or given in the ordinary course of business in connection with, or to secure payment of, indemnity, performance or other similar bonds,

       (f) Liens consisting of easements, rights-of-way, zoning restrictions, restrictions on the use of real property, and defects and irregularities in the title thereto, landlords' liens and other similar liens and encumbrances none of which interfere materially with the use of the property covered thereby in the ordinary course of the business of the Company or such Subsidiary and which do not materially detract from the value of such properties,

       (g) Liens on Collateralized Securities or Chattel Paper which secure the repurchase obligations of the Company or any Subsidiary to brokers,

       (h) Liens incurred in connection with the issuance, sale or maintenance of the credit rating of Collateralized Securities, and

       (i) other Liens which secure obligations and liabilities not exceeding $25,000,000 in the aggregate at any time.

       Section 4.10 Investments. Not, and not permit any Subsidiary to, make or maintain any Investments, except:

       (a) Investments existing on the date of this Agreement as described in

       Schedule 4.11 hereto,

       (b) Investments in readily marketable direct obligations issued or unconditionally guaranteed by the United States government or any agency thereof and supported by the full faith and credit of the United States,

       (c) certificates of time deposit, Eurodollar time deposits or bankers' acceptances issued by commercial banks organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $100,000,000, by United States offices of foreign banks rated "A" or better by a nationally recognized rating agency, in each case maturing within six months of the acquisition thereof,

       (d) commercial paper given the highest rating by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, in each: case maturing within six months of the acquisition thereof,

       (e) existing Investments by the Company in any Subsidiary existing on the date of this Agreement,

       (f) increases after the date of this Agreement in Investments in Subsidiaries existing on the date of this Agreement, new Investments after the date of this Agreement in Subsidiaries acquired after the date of this Agreement, provided that the aggregate amount of such increases in Investments and Investments at any time outstanding does not exceed $100,000,000, and

       (g) investments in corporate notes or other corporate obligations not included under Id) above, not to exceed $15,000,000 in the aggregate.

       Section 4.11 Restrictions on Dissolution and Transfer of Assets. Not, and not permit any Subsidiary to:

  (a) enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or

  (b) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or property, whether now owned or hereafter acquired, provided, however, that notwithstanding the foregoing:

       (i) any Subsidiary may be merged or consolidated with or into the Company or any wholly-owned Subsidiary, or be liquidated, wound up or dissolved, or all or substantially all of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Company or any wholly-owned Subsidiary; provided, that in the case of such a merger or consolidation with or into the Company, the Company shall be the continuing or surviving corporation;

       (ii) the Company or any of the Subsidiaries may sell or otherwise dispose of obsolete or worn out property in the ordinary course of business;

       (iii) the Company or any of the Subsidiaries may sell or otherwise dispose of property in the ordinary course of business for not less than fair market value; and

       (iv) the Company may merge into a Delaware corporation which shall have the same assets and liabilities as the Company had prior to such merger, provided that the Bank shall be satisfied that such Delaware corporation shall have assumed all of the Company's obligations hereunder and shall be subject to no material restrictions not applicable to the Company prior to such merger, and provided, further, that the Bank shall promptly receive copies of the articles of incorporation and by-laws of such Delaware corporation, and, if requested by the Bank, a legal opinion similar to that delivered hereunder.

       Section 4.12 Limitation on Transactions with Affiliates; Management Fees. Not, and not permit any Subsidiary to, enter into any transaction with any Affiliate of the Company on terms that are not at least as favorable to the Company or such Subsidiary as could be obtained from an unaffiliated Person.

       Section 4.13 Restricted Payments. Not make any Restricted Payments, in an amount greater than Consolidated Net Earnings Available for Restricted Payments.

       Section 4.14 Subordinated Indebtedness. Not, and not permit any Subsidiary to, directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness except to the extent permitted by Section 4.13 hereof; make any payment of principal or interest on any Subordinated Indebtedness if an Event of Default or Unmatured Event of Default exists; amend or cancel the subordination provisions thereof, take or omit to take any action whereby the subordination of such indebtedness or any part thereof to the Obligations might be terminated, impaired or adversely affected; or omit to give the Bank prompt written notice of any notice received from any holder of Subordinated Indebtedness or of any default under any agreement or instrument relating to any Subordinated Indebtedness by reason whereof such Indebtedness might become or be declared to be due or payable.

       Section 4.15 Leverage Ratio. Not permit the Leverage Ratio at any time to be greater than 5.0 to 1.0.

       Section 4.16 Capital Base. Not permit the sum of Consolidated Net Worth and the outstanding principal balance of Subordinated Indebtedness to be less than $750,000,000.

       Section 4.17 Regulations U, G and X. Not, and not permit any Subsidiary to, use any part of the proceeds of the Loans to extend credit to others for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation G) in violation of any provision of Regulations U, G or X. If requested by any Bank, the Company will furnish the Bank with a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.

                                   ARTICLE V

                            CONDITIONS OF LENDING.
                            ----------------------

     Section 5.01 Conditions Precedent to Initial Loans. The obligations of the Bank to make the initial Loans hereunder are subject to the satisfaction of each of the following conditions:

     (a) The Bank shall have received the Note, duly executed by the Company, complying with the requirements of Section 2.03 hereof.

     (b)  The Bank shall have received:

          (i) a certificate of the Secretary or Assistant Secretary of the Company dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the articles of incorporation and by-laws of the Company as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company or the Executive Committee of the Board of Directors of the Company authorizing the execution, delivery and performance of the Loan Documents and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of the Company; and

          (ii)  such other documents as the Bank may reasonably request.

     (c) The Bank shall have received the favorable written opinion of Drew S. Backstrand, Esq., counsel to the Company, addressed to the Bank, as to the matters and to the effect set forth in Exhibit D hereto.

     (d) The Bank shall have received all Fees and other amounts due and payable by the Company on or prior to the Effective Date.

     Section 5.02 Conditions Precedent to Loans to Designated Borrowing Subsidiaries. The obligations of the Bank to make the initial Loan to a Designated Borrowing Subsidiary hereunder are subject to the satisfaction of each of the following conditions:

     (a) The Bank shall have received the Designated Borrowing Subsidiary Note of such Designated Borrowing Subsidiary, duly executed and complying with the requirements of Section 2.03 hereof.

     (b) The Bank shall have received the Designated Borrowing Subsidiary Guaranty, duly executed.

     (c)  The Bank shall have received:

          (i) a certificate of the Secretary or Assistant Secretary of such Designated Borrowing Subsidiary dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the articles of incorporation and by-laws of such Designated Borrowing Subsidiary as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Designated Borrowing Subsidiary or the Executive Committee of the Board of Directors of the Company authorizing the execution, delivery and performance of the Loan Documents and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of the Company; and

          (ii)  such other documents as the Bank may reasonably request.

     Section 5.03 Conditions to Each Loan. The obligation of the Bank to make, continue or convert any Loan (including the initial Loan) shall be subject to the following conditions:

     (a) the Bank shall have received the relevant Notice of Borrowing, Continuation or Conversion;

     (b) the principal amount of all Loans shall not exceed the Commitment Amount and the principal amount of all Loans to any Designated Borrowing Subsidiary shall not exceed $1,000,000; or

     (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing or will exist upon making of the requested Loan; and

     (d) the representations and warranties contained in: Article III hereof shall be true and correct with the same force and effect as if made on and as of the relevant Borrowing Date (except that to the extent that any such representations and warranties are made only at or as of a specified date, the same shall have been true at and as of such specified date).

                                  ARTICLE VI

                         EVENTS OF DEFAULT; REMEDIES.
                         ----------------------------

     Section 6.01 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

     (a) The Company or any Designated Borrowing Subsidiary, as applicable, shall fail to make when due, whether by acceleration of maturity or otherwise, any payment of principal of the Notes; or

     (b) The Company or any Designated Borrowing Subsidiary, as applicable, shall fail to make within five days after the same comes due, whether by acceleration or otherwise, any payment of interest on the Notes or any Fee or other amount required to be paid to the Bank pursuant to this Agreement; or

     (c) Any representation or warranty made by the Company in any Loan Document or in any certificate, statement, report or document furnished to the Bank pursuant to or in connection with any Loan Document shall be untrue or misleading in any material respect on the date as of which the facts set forth are stated or certified; or

     (d) The Company shall fail to comply with any agreement, covenant, condition, provision or term contained in Sections 4.02 or any of Sections
     4.09 through 4.16 hereof; or

     (e) The Company shall fail to comply with any other agreement, covenant, condition, provision or term contained in this Agreement (other than those set forth elsewhere in this Section 6.01) or in any other Loan Document and such failure to comply is not remedied within 30 calendar days; or

     (f) Any creditor or representative of any creditor of the Company or any Subsidiary shall become entitled to declare any Indebtedness aggregating $250,000 or more owing on any bonds, debentures, notes or other evidences of indebtedness for borrowed money to be due and payable prior to their expressed maturity, whether or not such Indebtedness is actually declared to be immediately due and payable, or any such Indebtedness becomes due and payable prior to its expressed maturity by reason of any default by the Company or any Subsidiary in the performance or observance of any obligation or condition and such default shall not have been cured within any grace period allowed therefor or shall not have been effectively waived, or any such Indebtedness shall have become due by its terms and shall not have been promptly paid or extended; or

     (g) The Company or any Subsidiary shall become insolvent or shall fail generally to pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver thereof or for a substantial part of the property thereof, or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Company or any Subsidiary or for a substantial part of the property thereof, or the Company or any Subsidiary shall make an assignment for the benefit of creditors; or

     (h) The Company or any Subsidiary shall be voluntarily or involuntarily dissolved or shall be the subject of any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law; or any dissolution or liquidation proceeding shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary, shall be consented to or acquiesced in by the Company or such Subsidiary, shall not have been dismissed within 60 days or an order for relief shall have been entered against the Company or such Subsidiary; or

     (j) There shall be entered against the Company or any Subsidiary one or more judgments or decrees in an aggregate amount as to the Company and all the Subsidiaries at any one time outstanding in excess of $250,000, excluding those judgments or decrees that shall have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof or with respect to which (and to the extent that) the Person against which any such judgment or decree shall have been entered is fully insured (excluding reasonable deductibles) and with respect to which the insurer has admitted in writing its liability for the full amount thereof; or

     (j) Any execution or attachment shall be issued whereby any substantial part of the property of the Company or any Subsidiary shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof; or

     (k)  (i)  A Reportable Event as defined in Section 4043(b), subdivision
          (5), of ERISA shall have occurred with respect to any Plan subject to Title IV of ERISA (other than any Multiemployer Plan) unless a waiver of the failure to meet minimum funding standards under Section 412 of the Code shall have been timely applied for and shall not have been denied; or

          (ii) A Reportable Event as defined in Section 4043(b), subdivision
          (6), of ERISA shall have occurred with respect to any Plan subject to Title IV of ERISA (other than any Multiemployer
          Plan); or

          (iii) The Company or any of its Subsidiaries shall have engaged in any Prohibited Transaction and either (1) the Prohibited Transaction shall not have been corrected within the correction period applicable to it under Section 502(i) of ERISA or Section 4975(b) of the Code, or
          (2) an exemption shall not be applicable or have been obtained under
          Section 408 of ERISA or Section 4975 of the Code; or

          (iv) The PBGC shall have terminated any Plan other than any Multiemployer Plan under Title IV of ERISA or the Company or any of its ERISA Affiliates shall have received notice from the PBGC of the intention of the PBGC to terminate any such Plan or to appoint a Trustee to administer any such Plan, which notice shall not have been withdrawn within 14 days of the date thereof; or

          (v) The Company or any of its ERISA Affiliates shall have voluntarily terminated any Plan subject to Title IV of ERISA (other than a Multiemployer Plan), pursuant to a distress termination under Title IV of ERISA; or

          (vi) The Company or any of its ERISA Affiliates, as an employer under a Multiemployer Plan, shall have made a complete or partial withdrawal from such Multiemployer Plan;

          and, upon the occurrence of any of the foregoing, the aggregate amount of the Unfunded liabilities of all Plans subject to Title IV of ERISA shall exceed in the aggregate $1,000,000 or the Company shall incur liability in excess of $100,000 in the aggregate; or

     (m)  A Change in Control shall have occurred.

     Section 6.02 Remedies. If (x) any Event of Default described in Sections 6.01(g) or (h) hereof shall occur, the Commitment shall automatically terminate and the Obligations shall automatically become immediately due and payable or
(y) any other Event of Default shall occur and be continuing, then, the Bank may at any time and from time to time do any or all of the following: (i) declare the Commitment terminated, whereupon the Commitment shall be terminated, (ii) declare the Obligations to be forthwith due and payable, whereupon the Obligations shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding. In the event any Eurodollar Loan is paid prior to the last day of the Interest Period applicable thereto by reason of the acceleration of the Notes pursuant to this Section 6.02, the

Company shall indemnify the Bank as provided in Section 2.12 hereof.

                                  ARTICLE VII

                                MISCELLANEOUS.
                                --------------

     Section 7.01 No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law.

     Section 7.02 Notices. Except as otherwise specifically provided for herein, all notices and other communications provided for herein shall be in writing (including teletransmission communication) and (unless otherwise required by applicable law) shall be teletransmitted, mailed or delivered to the intended recipient, to the address specified on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. All notices and other communications shall be effective when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice or notice sent by overnight courier, upon receipt thereof as conclusively evidenced by the signed receipt therefor, in each case given or addressed as aforesaid, except that notices to the Bank, under the provisions of Article II hereof shall not be effective until received by the Bank.

     Section 7.03 Costs and Expenses. The Company agrees to pay on demand: (a) all out-of-pocket costs, expenses and fees incurred by the Bank in connection with the negotiation, preparation, approval and execution and delivery of the Loan Documents, and the commitments relating thereto and the transactions contemplated hereby and thereby and the satisfaction and attempted satisfaction of conditions precedent hereunder, (b) the reasonable fees and expenses of counsel for the Bank in connection with any amendment, modification or waiver of any of the terms of this Agreement, the Notes or any of the other Loan Documents and (c) all reasonable costs and expenses of the Bank (including reasonable counsels' fees) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise), of this Agreement, the Notes and the other Loan Documents.

     Section 7.04 Indemnification. The Company hereby agrees to defend, protect, indemnify and hold harmless the Bank and its

Affiliates and the directors, officers, employees, attorneys and agents (including, without limitation, those incurred in connection with the satisfaction or attempted satisfaction of any of the conditions precedent set forth in Section 5.01 hereof) of the Bank and Affiliates (each of the foregoing being an "Indemnitee" and all of the foregoing being collectively the "Indemnities") from and against any and all claims, actions, damages, liabilities, judgments, costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel which may be incurred in the investigation or defense of any matter) imposed upon, incurred by or asserted against any Indemnitee, whether direct, indirect or consequential and whether based on any federal, state, local or foreign laws or regulations (including, without limitation, securities laws, commercial laws and regulations), under common law or on equitable cause, or on contract or otherwise:

     (a) by reason of, relating to or in connection with any inaccuracy in any material respect, or any untrue statement or alleged untrue statement of any material fact, made in any Loan Document or any amendment or supplement thereto or in any other report, exhibit or publication in connection therewith, or by reason of the omission or alleged omission to state therein a material fact necessary to make such statements, in the light of the circumstances under which they were made, not misleading; or

     (b) by reason of, relating to or in connection with the execution, delivery, performance or enforcement of any Loan Document, any commitments relating thereto, or any transaction contemplated by any Loan Document; or

     (c) in connection with any investigation, litigation, proceeding or other action relating to any Loan Document (whether or not any Indemnitee is a party thereto); or

     (d) by reason of, relating to or in connection with any credit extended or used under the Loan Documents or any act done or omitted by any Person, or any event occurring, in connection therewith, or the exercise of any rights or remedies thereunder;

provided, however, that the Company shall not be liable to any Indemnitee for any portion of such claims, damages, liabilities and expenses resulting from such Indemnitee's negligence or willful misconduct. In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence referred to herein, it shall be enforceable to the full extent permitted by law.

     This indemnification applies, without limitation, to any act, omission, event or circumstance existing or occurring on or prior to the later of the Termination Date or the date of payment in full of the Obligations, including specifically, but without limitation, Obligations arising under clause (d) of this Section 7.04. The indemnification provisions set forth above shall be in addition to any liability the Company may otherwise have. Without prejudice to the survival of any other obligation of the Company hereunder, the indemnities and obligations of the Company contained in this Section 7.04 shall survive the payment in full of the Obligations.

       Section 7.05 Confidentiality. Any information which the Bank receives from the Company which is designated proprietary or confidential or has a reasonable basis to believe is proprietary or confidential at the time of receipt thereof by the Bank shall not be disclosed by the Bank to any other Person (other than its employees, attorneys or other agents), if such information is not otherwise in the public domain, other than (a) to its independent accountants and legal counsel, (b) pursuant to statutory or regulatory requirements, (c) pursuant to any mandatory court order or (d) to any participant in or assignee of, or prospective participant in or assignee of, this Agreement, or the Notes.

       Section 7.06 Amendments, Waivers, etc. Any provision of this Agreement or any other Loan Document may be amended or modified only by an instrument or instruments in writing signed by the Bank and the Company. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

       Section 7.07 Binding Effect; Assignments and Participations. This Agreement shall be binding upon and inure to the benefit of each party hereto and the respective successors and assigns of each of them, except that the Company may not assign its rights or delegate its obligations hereunder or under any other Loan Document without the prior written consent of the Bank.

       Section 7.08 Survival. The obligations of the Company under Sections 2.09, 2.10, 2.11, 7.03 and 7.04 hereof shall be deemed continuing for the benefit of the Bank and any successors and assigns of the Bank and shall survive the repayment of the Obligations and the termination of the Commitments. The obligations of the Bank under Section 7.05 hereof shall survive the repayment of the Obligations and the termination of the Commitments.

       Section 7.09 Severability of Provisions. Whenever possible, each provision of this Agreement, the Notes and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement, the Notes, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid in any jurisdiction under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, the Notes, the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto and shall not be effective to affect the enforceability of such provision in any other jurisdiction.

       Section 7.10 Execution Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, all of which taken together shall constitute one and the same instrument.

       Section 7.11 Governing Law: Waiver of Trial by Jury. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. EACH OF THE PARTIES HERETO HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS.

       Section 7.12 Headings. Section headings in the Loan Documents are for convenience of reference only and shall not govern the interpretation of any of the provisions of the Loan Documents.

       Section 7.13 Nonliability of Bank. The relationship between the Company, on the one hand, and the Bank, on the other hand, shall be solely that of borrower and lender. The Bank shall have no fiduciary responsibilities to the Company. The Bank undertakes no responsibility to the Company to review or inform the Company of any matter in connection with any phase of the business or operations of the Company or any of them. The Company shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to the Company by the Bank is for the protection of the Bank and neither the Company nor any third party is entitled to rely thereon.

       IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.

                                 GREEN TREE FINANCIAL CORPORATION


                                 By__________________________________

                                 Title______________________________

                                 1100 Landmark Towers
                                 345 St. Peter St.
                                 St. Paul, MN 55102
                                 Attention:  John W. Brink
                                              Executive Vice President,
                                              Chief Financial Officer
                                              and Treasurer
                                              Fax: (612) 293-5746

                                 FIRST BANK NATIONAL ASSOCIATION


                                 By__________________________________

                                 Title______________________________

                                 Address for Notices:
                                 Mortgage Banking
                                 Services Division MPFP0801
                                 Minneapolis, Minnesota 55402
                                 Attention:  Edwin D. Jenkins
                                             Vice President
                                 Fax: (612) 973-0826

                                List of Exhibits

       Exhibit

        A         Note

        A-1       Designated Borrowing Subsidiary Note

        B         Compliance Certificate

        C         Designated Borrowing Subsidiary Guaranty

        D         Legal Opinion

                                   EXHIBIT A
                                PROMISSORY NOTE
                                ---------------

  $15,000,000                                                      May 22, 1995
                                                         Minneapolis, Minnesota

  FOR VALUE RECEIVED, GREEN TREE FINANCIAL CORPORATION, a Minnesota corporation, hereby promises to pay to the order of FIRST BANK NATIONAL ASSOCIATION (the "Bank") at the main office of the Bank (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) at 601 Second Avenue South, Minneapolis, Minnesota 55402-4302, in lawful money of the United States of America in Immediately Available Funds, the principal sum of Fifteen Million Dollars ($15,000,000) or the aggregate unpaid principal amount of all Loans made by the Bank hereunder, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times specified in the Credit Agreement.

  This note is the Note referred to in the Credit Agreement dated as of May 22, 1995, between the undersigned and the Bank (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). This note is subject to prepayment and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

  The undersigned hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever. The nonexercise by the Bank of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in any subsequent instance.

  This note shall be construed in accordance with the law of the State of Minnesota, without giving effect to choice of law principles thereof but giving effect to federal laws applicable to national banks. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees.

  GREEN TREE FINANCIAL CORPORATION


  By_____________________________________

  Title____________________________________

                                  EXHIBIT A-1
                                PROMISSORY NOTE
                                ---------------
                     (Designated Borrowing Subsidiary Note)

  $1,000,000                                               ______ ___, 19__
                                                         Minneapolis, Minnesota

       FOR VALUE RECEIVED, ____________, a _________ corporation, hereby promises to pay to the order of FIRST BANK NATIONAL ASSOCIATION (the "Bank") at the main office of the Bank (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) at 601 Second Avenue South, Minneapolis, Minnesota 55402-4302, in lawful money of the United States of America in Immediately Available Funds, the principal sum of One Million Dollars ($1,000,000) or the aggregate unpaid principal amount of all Loans made by the Bank to the undersigned hereunder, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times specified in the Credit Agreement.

       This note is one of the Designated Borrowing Subsidiary Notes referred to in the Credit Agreement dated as of May 22, 1995, between Green Tree Financial Corporation and the Bank (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). This note is subject to prepayment and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

       Payment of this note is guaranteed by Green Tree Financial Corporation pursuant to the Designated Borrowing Subsidiary Guaranty, as defined in the Credit Agreement.

       The undersigned hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever. The nonexercise by the Bank of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in any subsequent instance.

       This note shall be construed in accordance with the law of the State of Minnesota, without giving effect to choice of law principles thereof but giving effect to federal laws applicable to national banks. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees.

                                 [Designated Borrowing Subsidiary]


  By_____________________________________

  Title_________________________________________

                                   Exhibit B
                         Form of Compliance Certificate

                                                                 _________, 199_

  First Bank National Association
  601 2nd Ave. S.
  Minneapolis, MN 55402-4302

  Attention: Edwin Jenkins

  Ladies/Gentlemen:

       Reference is made to that certain Credit Agreement, dated as of May 22, 1995 (as amended from time to time, the "Credit Agreement"), between GREEN TREE FINANCIAL CORPORATION (the "Borrower") and FIRST BANK NATIONAL ASSOCIATION (the "Bank"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

       As required pursuant to Section 4.01 of the Credit Agreement, the Borrower hereby certifies that as of _____________, 19__, the following is true, correct and accurate in all respects:

       1. The financial statements submitted herewith are true, correct and complete.

       2. No Unmatured Event of Default and no Event of Default, has occurred and continued;

       3.  All representations and warranties of the Borrower contained in
  Article III of the Credit Agreement are true and correct, as though made on such date;

       4.  Covenant compliance is demonstrated as follows:

       (a) Investments after 5/22/95:          $______________
             (Section 4.10(f))

       (b) Leverage Ratio
            (Section 4.15)

            Total Indebtedness:       $__________

            Consolidated Net Worth:   $__________

       Ratio:                                   _____ to _____
       (required: not greater than 5.0 to 1.0)

       (c) Capital Base
            (Section 4.16)

       Consolidated Net Worth:        $_________

       Subordinated Indebtedness:          $_________

       Total:                                         $___________
       (required: not less than $750,000,000)


                                 GREEN TREE FINANCIAL CORPORATION


                                 By:_______________________________

                                 Title:______________________________

                                   Exhibit C
                                   ---------
                                   GUARANTY
                                   --------
                  (Designated Borrowing Subsidiary Guaranty)

     THIS GUARANTY dated as of May 22, 1995, by GREEN TREE FINANCIAL CORPORATION (the "Guarantor"), a Minnesota corporation, for the benefit of FIRST BANK NATIONAL ASSOCIATION ("Bank"), a national banking association.

     WITNESSETH, THAT:

     WHEREAS, the Guarantor owns all of the outstanding common stock of Green Tree Financial Corporation (Delaware), a Delaware corporation, Green Tree Financial Servicing Corporation, a Delaware corporation, Green Tree Financial Corp. - Texas, a Delaware corporation, Green Tree Credit Corp., a New York corporation, Green Tree Consumer Discount Company a Pennsylvania corporation, Consolidated Acceptance Corporation, a Nevada corporation and Green Tree Financial Corp. - Alabama, a Delaware corporation (individually, a "Designated Borrowing Subsidiary" and, collectively, the "Designated Borrowing Subsidiaries"); and

     WHEREAS, the Guarantor has entered into that certain Credit Agreement, dated as of May 22, 1995 (as amended, extended, modified, renewed or replaced from time to time, the "Credit Agreement," terms defined therein being used herein as therein defined unless otherwise defined herein), with First Bank National Association (the "Bank"), which permits each Designated Borrowing Subsidiary to borrow $1,000,000 under the Commitment; and

     WHEREAS, one of the conditions set forth in the Credit Agreement to the obligation of the Bank to make Loans to the Designated Borrowing Subsidiaries is that the Guarantor execute and deliver this Guaranty to the Bank; and

     WHEREAS, the Guarantor finds it advantageous, desirable and in its best interests to comply with the condition precedent that it execute and deliver this Guaranty;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor makes the following representations, warranties and agreements to and for the benefit of Bank:

     1. The Guarantor hereby absolutely, irrevocable and unconditionally guarantees that each Designated Borrowing Subsidiary will completely and faithfully keep, perform and pay in full when due (whether at maturity or by acceleration or otherwise) (a) all of the obligations of the Designated Borrowing Subsidiaries, and each of them, under the Designated Borrowing Subsidiary Notes, and each of said notes, (including, but not limited to principal, interest, collection costs, (including reasonably attorneys' fees and expenses and all other liabilities and obligations of the Designated

Borrowing Subsidiaries and each of them to the Bank thereunder); and (b) all costs of collection of amounts due under this Guaranty, including reasonable attorneys' fees and expenses, all of the foregoing hereinafter referred to as the "Guarantied Obligations."

     2. The Guarantor waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any such liabilities, and all other notices and demands of any kind and description relating other Guarantied Obligations now or hereafter provided for by any statute, law, rule or regulation. The Guarantor agrees that this Guaranty shall be effective and binding as to it notwithstanding that it shall not be signed by any other person or persons.

     3. Bank may at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor, without affecting, impairing or releasing any of the obligations of the Guarantor hereunder:

          (a) alter, change, modify, extend, release, renew, cancel, supplement or amend in any manner of any of the Guarantied Obligations, and the guaranty and agrees herein made shall continue to apply to the Guarantied Obligations after giving effect to any such alteration, change, modification, extension, release, renewal, cancellation, supplement or amendment;

          (b) sell, exchange, surrender, realize upon, release (with or without consideration) or otherwise deal with any manner an din any order any property of any person or entity mortgaged to Bank or otherwise securing the Guarantied Obligations or otherwise providing recourse to Bank with respect thereto;

          (c) exercise or refrain from exercising any rights against any Designated Borrowing Subsidiary or others (including the Guarantor) or otherwise act or refrain from actin

          (d) settle or compromise any of the Guarantied Obligations, any security therefor or other recourse with respect thereto or subordinate the payment or performance of all or any part thereof to the payment of any liability (whether due or not) of any Designated Borrowing Subsidiary to creditors of any Designated Borrowing Subsidiary other than Bank and the Guarantor;

          (e) apply any sums by whomsoever paid or howsoever re to an liability or liabilities of any Designated Borrowing Subsidiary to Bank regardless of what liability or liabilities of such Designated Borrowing Subsidiary or any other Designated Borrowing Subsidiary remain unpaid;

          (f) fail to set off and/or release, in whole or in part, any balance of any account or any credit on its books in favor of any Designated Borrowing Subsidiary, or any of any other person, and extend credit in any manner whatsoever to any Designated Borrowing

Subsidiary, and generally deal with any Designated Borrowing Subsidiary and any security for the Guarantied Obligations or any recourse with respect thereto as Bank may see fit; and or

          (g) consent to or waive any breach of, or any act, omission or default under, an Designated Borrowing Subsidiary Note.

     4. No invalidity, irregularity or unenforceability of all or any part of the Guarantied Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty and this Guaranty is a direct and primary obligation of the Guarantor.

     5. If and to the extent that the Guarantor makes any payment to Bank or to any other person pursuant to or in Respect of this Guaranty, any claim which the Guarantor may have against any Designated Borrowing Subsidiary by reason thereof, whether by right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code, under common law or otherwise), and all contractual, statutory or common law rights of reimbursement, contribution, indemnity or an similar right against any Designated Borrowing Subsidiary shall be subject and subordinate as to lien, time of payment and in all other respects to the prior payment in full of all of the Guarantied Obligations.

     6. Notwithstanding any other term or provision hereof, if claim is ever made upon Bank for repayment or recovery of any amount or amounts received by Bank from any Designated Borrowing Subsidiary or any other claimant (excluding the Guarantor) in payment of or on account of any of the Guarantied Obligations and Bank is required to repay all or any part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of its property, whether pursuant to bankruptcy, insolvency, reorganization or liquidation proceedings of any Designated Borrowing Subsidiary or otherwise or (ii) any settlement or compromise of any such claim effected by Bank with any such claimant (including any Designated Borrowing Subsidiary), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, and the Guarantor shall be and remain liable to Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank.

     7. Any acknowledgment or new promise, whether supported by payment of principal or interest or otherwise and whether made by any Designated Borrowing Subsidiary or the Guarantor with Respect to any of the Guarantied Obligations shall, if the statute of limitations in favor of the Guarantor against Bank shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations with respect to such promise.

     8. Until each and every one of the covenants and agreements of the Designated Borrowing Subsidiary Notes and this Guaranty are fully performed, the Guarantor's obligations hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Bank or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by Bank whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, nor shall any modification of any of the obligations of any Designated Borrowing Subsidiary or release of any security therefor by operation of law or by the action of any third party affect in any way the Guarantor's obligations hereunder, the Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreements or waivers of any of them, it being the purpose and intent of the parties hereto that the Guarantied Obligations of any Designated Borrowing Subsidiary constitute the direct and primary obligations of the Guarantor and that the covenants, agreements and all obligations of the Guarantor hereunder be absolute unconditional and irrevocable.

     9. Any notice, demand or request by Bank to the Guarantor shall be in writing, and shall either be manually delivered to the Guarantor or mailed in a sealed wrapper by United States registered or certified mail, postage prepaid, return receipt requested, properly addressed to the Guarantor at the address of the Guarantor specified on the signature page hereof. Any notice or communications shall be deemed effective when manually delivered to the Guarantor, or, if mailed when received at the specified address of the Guarantor and the registered or certified receipt shall be conclusive evidence of the date of such receipt. The Guarantor may change the address to which mailed notice is to be sent to it by giving Bank not less than thirty (30) days' advance written notice thereof given a such address as Bank may from time to time provide to Guarantor.

     10. This Guaranty shall inure to the benefit of Bank, its successors and assigns, and shall bind the Guarantor and its successors and assigns.

     11. Subject to Paragraph 6 hereof, this Guaranty shall terminate when, an only when all of the agreements and undertakings of the Designated Borrowing Subsidiary have been fully performed, all in accordance with the provisions of the Designated Borrowing Subsidiary Notes. When such conditions have been met, Bank will, at the request of the Guarantor, furnish the Guarantor written cancellation of this Guaranty. Bank shall be entitled to retain the original copy of this Guaranty.

     12. All remedies afforded to Bank by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Bank or not, shall be deemed to be in exclusion of any of the other remedies available to Bank and shall in no way limit or prejudice any other legal or equitable remedy which Bank may have hereunder and with respect to the Guarantied Obligations. The Guarantor agrees that included within the equitable remedies available to Bank hereunder is the right of Bank to elect to have any and all of the obligations and agreements of the Guarantor hereunder specifically performed.

     13. The Guarantor hereby waives any and all right to cause a marshaling of the Designated Borrowing Subsidiary's assets or any other action of any court or other governmental body with respect thereto or to cause Bank to proceed against any security for the Guarantied Obligations or any other recourse which Bank may have with respect thereto and further waives any and all requirements that Bank institute any action or proceeding at law or in equity against any Designated Borrowing Subsidiary or anyone else, or with respect to the Designated Borrowing Subsidiary Notes, or any collateral security therefor, as a condition precedent to making demand on, or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty, it being agreed that upon failure of any Designated Borrowing Subsidiary to perform its duties under the Designated Borrowing Subsidiary Notes made by it or to pay any or all of the Guarantied Obligations, the Guarantor's obligations hereunder shall without further act mature immediately and automatically, without notice or demand or any other action by Bank. The Guarantor further acknowledges that time is of the essence with respect to its obligations under this Guaranty. The Guarantor shall not have any right of setoff against Bank with respect to any of its obligations hereunder. Any remedy or right hereby granted which shall be found to be unenforceable as to any person or under an circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

     14. The Guarantor specifically agrees that in the event of a foreclosure of any mortgage held by Bank which secures any part or all of the Guarantied Obligations and in the event of a deficiency resulting therefrom, the Guarantor shall be, and is hereby expressly made, liable to Bank for the full amount of such deficiency notwithstanding any other provision of this Guaranty or provision of such mortgage, any document or documents evidencing the indebtedness secured by such mortgage or any other document or any provision of applicable law, which might otherwise prevent Bank from enforcing and/or collecting such deficiency.

     15. The Guarantor hereby agrees to indemnify Bank against any and all loss, costs, damage or expense of any nature whatsoever (including, without limitation, reasonable attorneys'' fees) arising out of or in connection with the enforcement of the Designated Borrowing Subsidiary Notes or arising out of or in connection with any failure of the Guarantor to fully and timely perform its obligations under this Guaranty.

     16. The Guarantor expressly agrees that its liability and obligations under this Guaranty shall not in any way be affected by the institution by or against any Designated Borrowing Subsidiary or any other person or entity of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Guarantied Obligations pursuant to any such bankruptcy or similar law or other law shall not discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, at Bank's sole discretion, the Guarantor's obligations shall be enforceable against the Guarantor.

     17. This Guaranty (a) constitutes the entire agreement of the Guarantor and Bank for whose benefit this Guaranty is made, with respect thereto and supersedes any and all written or oral agreements with respect thereto, (b) may not be amended or supplemented except by a writing signed by the Guarantor and Bank and (c) shall be construed and enforced in accordance with the internal law, and not the law of conflicts, of the State of Minnesota. In addition, no waiver of any right of Bank hereunder shall be effective unless given in a writing signed by Bank which specifically refers to this Paragraph 17 of this Guaranty and no such waiver shall imply 1 the giving of, or obligate Bank to give, any other waiver hereunder.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date and year first above written.

                                 GREEN TREE FINANCIAL CORPORATION


                                 By____________________________________

Its____________________________________

                                 Address:  1100 Landmark Towers
                                           345 St. Peter Street
                                           St. Paul, MN 55102-1639

                                   EXHIBIT D
                               Opinion of Counsel

  First Bank National Association
  601 2nd Ave. S.
  First Bank Place East
  Minneapolis, MN 55402-4302
  Attention:  Edwin D. Jenkins

  Ladies/Gentlemen:

       We have acted as counsel for Green Tree Financial Corporation, (the "Borrower"), and we are delivering to you this opinion of counsel upon which you may rely, in connection with a Credit Agreement, dated as of May 22, 1995, entered into between the Borrower and your Bank (the "Credit Agreement"), and the transactions and other Loan Documents described therein (including without limitation the Designated Borrowing Subsidiary Guaranty). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement.

       In so acting, we, as counsel for the Borrower, have made such factual inquiries, and have examined or caused to be examined such questions of law, as we have considered necessary or appropriate for the purposes of this opinion and, upon the basis of such inquiries and examinations, advise you that, in our opinion:

       (1) The Borrower and each of its Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the state of their respective incorporation, and each is duly qualified and in good standing as a foreign corporation in all other jurisdictions in which its respective present operations or properties require such qualification.

       (2) The Borrower has full corporate power and authority to own and operate its properties and assets, carry on its business as presently conducted, and enter into and perform its obligations under the Loan Documents to which it is a party.

       (3) The execution and delivery of the Loan Documents to which the Borrower is a party, the performance by the Borrower of its obligations thereunder, and the borrowing by the Borrower under the Credit Agreement, have been duly authorized by all necessary corporate action, and all of said Loan Documents have been duly executed and delivered on behalf of the Borrower and constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

       (4) There is no provision in the Borrower's Articles of Incorporation or By-Laws, nor any provision in any indenture, mortgage, contract or agreement to which the Borrower is a party or by which it or its properties may be bound, nor any law, statute, rule or regulation, nor any writ, order or decision of any court or governmental instrumentality binding on the Borrower which would be contravened by the execution and delivery of the Loan Documents to which the Borrower is a party, nor do any of the foregoing prohibit the Borrower's performance of any term, provision, condition, covenant or any other obligation of the Borrower contained therein.

       (5) There are no actions, suits or proceedings pending or, to the best of our knowledge after due inquiry, threatened against or affecting the Borrower before any court or arbitrator or by or before any administrative agency or government authority, which, if adversely determined, would have a material adverse effect on the Borrower.

       (6) Neither the making nor performance of the Loan Documents, nor the borrowing(s) under the Credit Agreement, requires the consent or approval of any governmental instrumentality.

       (7) The Borrower is not a "holding company", a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       (8) The Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

       (9) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and, to the best of our knowledge after due inquiry, no part of the proceeds of any loan under the Credit Agreement will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                            Very truly yours,

              [Suggested Form of Board of Directors' Resolutions--
                          Revolving Credit Agreement]

                                  CERTIFICATE

       I, _______________________, do hereby certify that I am the duly elected and qualified Secretary and the keeper of the records and corporate seal of GREEN TREE FINANCIAL CORPORATION, a corporation organized and existing under the laws of the State of Minnesota and that the following is a true and correct copy of certain resolutions duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with law and the by-laws of said corporation on the _____ day of ____________, 19__, and that such resolutions are now in full force and effect, unamended, unaltered and unrepealed:

       WHEREAS, there has been presented to this meeting a form of Credit Agreement (the "Credit Agreement") between this Corporation and First Bank National Association (the "Bank") providing for, among other things, loans from time to time to this Corporation up to the amount of $15,000,000, and providing for the entry by this Corporation into a guaranty (the "Subsidiary Guaranty") as a conditions to the making of loans to certain subsidiaries of this Corporation;

       NOW, THEREFORE, BE IT RESOLVED, that the [insert officers and the number necessary to act] of this Corporation is/are authorized to execute and deliver a Credit Agreement and a Subsidiary Guaranty between this Corporation and the Bank, substantially in the form of the Credit Agreement and Subsidiary Guaranty presented to this meeting, except such changes of the terms and provisions thereof as the officer(s) executing such Credit Agreement and Subsidiary Guaranty on behalf of this Corporation shall deem proper, such execution to be conclusive evidence that such officer(s) deem(s) all of the terms and provisions thereof to be proper;

       FURTHER RESOLVED, that the [insert officers and the number necessary to act]of this Corporation is/are authorized to borrower from time to time on behalf of this Corporation amounts permitted to be borrowed by this Corporation under the Credit Agreement and to designate officers, agents or employees to borrow such amounts and to set rates of interest if applicable, to execute and deliver on behalf of this Corporation a promissory note or notes, substantially in the form provided for in the Credit Agreement, and to execute all amendments, waivers, modifications, supplements to, and restatements of, the Credit Agreement or Subsidiary Guaranty from time to time as such officers shall deem proper, such execution by such officer(s) to be conclusive evidence that such officer(s) deem(s) all of the terms and provisions thereof to be proper;

       FURTHER RESOLVED, that each and every officer of this Corporation is authorized to take such action from time to time on behalf of this Corporation as he may deem necessary, advisable or proper in order to carry out and perform the obligations of this

  Corporation under the Credit Agreement, the Subsidiary Guaranty, and other agreements and documents executed and delivered by this Corporation pursuant to or in connection with the Credit Agreement.

       FURTHER RESOLVED, that the Secretary or any other officer of this Corporation is authorized to certify to the Bank a copy of these resolutions and the names and signatures of this Corporation's officers or employees hereby authorized to act hereunder, and the Bank is hereby authorized to rely upon such certificate until formally advised by a like certificate of any change therein, and is hereby authorized to rely on any such additional certificates.

       I FURTHER CERTIFY THAT the following persons have been appointed or elected and are now acting as officers or employees of said corporation in the capacity set before their respective names:

       NAME       TITLE          SIGNATURE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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       I FURTHER CERTIFY THAT the Articles of Incorporation attached hereto as
  Exhibit A and the Bylaws attached hereto as Exhibit B are, respectively, true, complete and correct copies of this Corporation's Articles of Incorporation, duly filed with the Secretary of State of the state of Minnesota, and the Bylaws of this Corporation, which Articles and Bylaws have been duly adopted by this Corporation and are presently in full force and effect.

       IN WITNESS WHEREOF, I have subscribed my name as Secretary this __day of ___________, 1995.
                            ______________________________
                            Secretary
                        GREEN TREE FINANCIAL CORPORATION

                                PROMISSORY NOTE
                                ---------------

  $15,000,000                                                       May 22, 1995
                                                          Minneapolis, Minnesota

       FOR VALUE RECEIVED, GREEN TREE FINANCIAL CORPORATION, a Minnesota corporation, hereby promises to pay to the order of FIRST BANK NATIONAL ASSOCIATION (the "Bank") at the main office of the Bank (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) at 601 Second Avenue South, Minneapolis, Minnesota 55402-4302, in lawful money of the United States of America in Immediately Available Funds, the principal sum of Fifteen Million Dollars ($15,000,000) or the aggregate unpaid principal amount of all Loans made by the Bank hereunder, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times specified in the Credit Agreement.

       This note is the Note referred to in the Credit Agreement dated as of May 22, 1995, between the undersigned and the Bank (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). This note is subject to prepayment and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

       The undersigned hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever. The nonexercise by the Bank of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in any subsequent instance.

       This note shall be construed in accordance with the law of the State of Minnesota, without giving effect to choice of law principles thereof but giving effect to federal laws applicable to national banks. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys fees.

                                 GREEN TREE FINANCIAL CORPORATION


By_____________________________________

Title____________________________________